SECURITIES AND EXCHANGE COMMISSION

                                   Washington, DC 20549




                                         FORM 8-K




                                      Current Report

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                     February 17, 1994
                                     (Date of report)




                                        ONEOK Inc.
                  (Exact name of registrant as specified in its charter)



          Delaware                      1-2572                 73-0383100
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)



                                   100 West Fifth Street
                                      Tulsa, OK 74103
                         (Address of principal executive offices)



                                      (918) 588-7000
                   (Registrant's telephone number, including area code)




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Item 5. Other Events.
Item 5. Other Events.

J. D. Scott retired as President and Chief Executive Officer of ONEOK Inc. effective February 17, 1994, and as Chairman of the Board effective June 1, 1994. Larry W. Brummett was elected by the Board of Directors to succeed Mr. Scott in those positions.

J. R. Mosteller, Executive Vice President - ONEOK Inc., will retire effective May 1, 1994.


                                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 22nd day of February, 1994.


                                                  ONEOK Inc.

                                             By: (J. D. NEAL)
                                                  J. D. Neal
                                                  Vice President, Chief
                                                  Financial Officer, and
                                                  Treasurer